Exhibit 10.21b

Portions of this Exhibit 10.21b  have been omitted based upon a request for confidential treatment. This Exhibit 10.21b, including the non-public information, has been filed separately with the Securities and Exchange Commission. “[*]” designates portions of this document that have been redacted pursuant to the request for confidential treatment filed with the Securities and Exchange Commission.

AMENDING AGREEMENT

THIS AGREEMENT made as of the 1st day of August, 2012,

B E T W E E N:

AUTOMOTIVE FINANCE CANADA INC.,
a corporation incorporated under the laws of the Province of Ontario,

(hereinafter called the “Seller”),

- and -

KAR AUCTION SERVICES, INC.,
a corporation incorporated under the laws of Delaware,

(hereinafter called the “KAR”),

- and -

BNY TRUST COMPANY OF CANADA,
a trust company incorporated under the laws of Canada licensed to carry on business as a trustee in each of the provinces of Canada, in its capacity as trustee of PRECISION TRUST, a trust established pursuant to the laws of the Province of Ontario, without personal liability, as purchaser,

(in such capacity, hereinafter called the “Purchaser”).

WHEREAS the Seller, KAR and the Purchaser entered into an amended and restated receivables purchase agreement dated as of May 24, 2011 (as amended, the “RPA”);

AND WHEREAS, in accordance with the terms of Section 10.4 of the RPA, the Seller, KAR and the Purchaser wish to amend the RPA in the manner set out in this amending agreement (the “Agreement”);

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and covenants and agreements of the parties herein contained and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties), the parties hereby covenant and agree as follows:

1.                                      Interpretation

1.1                               All words and expressions defined in the RPA and not otherwise defined in this Agreement (including the recitals hereto) shall have the respective meanings given to them in the RPA.

2.                                      Amendments to the RPA

2.1                               Schedule G of the RPA is hereby deleted in its entirety and the following is substituted therefore:

“SCHEDULE “G”

DEPOSIT ACCOUNTS

Branch	Account Number
[*]	[*]

3.                                      Other Documents

3.1                               Any reference to the RPA made in any documents delivered pursuant thereto or in connection therewith shall be deemed to refer to the RPA as amended, extended, modified, renewed or supplemented from time to time, unless the context otherwise requires.

4.                                      Miscellaneous

4.1                               As amended by this Agreement, the RPA is in all respects ratified and confirmed and continues in full force and effect, and the RPA as amended by this Agreement shall be read, taken and construed as one and the same instrument.

4.2                               This Agreement shall enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

4.3                               This Agreement may be executed in one or more counterparts each of which shall be deemed an original and all of which when, taken together, shall constitute one and the same instrument.

4.4                               This Agreement shall be governed by, and construed in accordance with, the laws of the Province of Ontario and the federal laws of Canada applicable therein.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized signatories, as of the date first written above.

AUTOMOTIVE FINANCE CANADA INC.

By:	/s/ James E. Money, II
	Name:	James E. Money, II
	Title:	CFO & Treasurer

KAR AUCTION SERVICES, INC.

By:	/s/ Rebecca C. Polak
	Name:	Rebecca C. Polak
	Title:	Executive VP, General
Counsel & Secretary

By:
Name:
Title:

BNY TRUST COMPANY OF CANADA, in its capacity as trustee of PRECISION TRUST, without personal liability, by BMO NESBITT BURNS INC.

By:	/s/ Kevin Brown
	Name:	Kevin Brown
	Title:	Director

By:	/s/ Chris Romano
	Name:	Chris Romano
	Title:	Managing Director